Supplement dated October 1, 2012 to the Prospectus dated May 1, 2012 for policies issued by Pacific Life & Annuity Company

Terms used in this supplement are defined in the prospectuses unless otherwise defined herein. “We,” “us” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the applicable prospectus, as supplemented.

On or about January 1, 2013, the portfolio manager of the Mid-Cap Equity portfolio is changed to the following:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Mid-Cap Equity	Seeks capital appreciation.	Scout Investments, Inc.